                         SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     commission only (as permitted by
     rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                               The Fulcrum Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               THE FULCRUM TRUST
                        International Growth Portfolio
                              440 Lincoln Street
                        Worcester, Massachusetts 01653

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE INTERNATIONAL GROWTH PORTFOLIO
                    OF THE FULCRUM TRUST NOVEMBER 10, 1999

                               ----------------

  A special meeting of shareholders of the International Growth Portfolio of The Fulcrum Trust will be held at 440 Lincoln Street, Worcester, MA 01653 on November 10, 1999 at 10:00 a.m. (local time) for the following purposes:

  1. To approve or disapprove a new Portfolio Manager Agreement under which Bee & Associates Incorporated ("Bee & Associates") would continue to serve as Portfolio Manager for the International Growth Portfolio.

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                          By order of the Board of Trustees.


                                          George M. Boyd
                                          Secretary
                                          The Fulcrum Trust

October 11, 1999

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                      OF
                               THE FULCRUM TRUST
                        INTERNATIONAL GROWTH PORTFOLIO

                               November 10, 1999

  The Board of Trustees of The Fulcrum Trust (the "Trust") solicits your voting instructions for a special meeting of shareholders of the International Growth Portfolio, a separate series of the Trust, and at any adjournment of the meeting. The special meeting will be held on November 10, 1999 at 10:00 a.m. (local time) at the Trust's offices at 440 Lincoln Street, Worcester, MA 01653 for the purposes described in the accompanying Notice. The approximate mailing date of this Proxy Statement and the voting instruction form is October 11, 1999.

  The record date for determining persons entitled to vote at the special meeting is September 22, 1999. Only those contract owners who as of the record date had investment interests in the International Growth Portfolio are eligible to vote in person or by proxy at the meeting. As of the record date, the International Growth Portfolio had 292,431 shares outstanding. All shares of the International Growth Portfolio are held by (i) the Fulcrum Separate Account of Allmerica Financial Life Insurance and Annuity Company and the Fulcrum Separate Account of First Allmerica Financial Life Insurance Company (together, the "Separate Accounts"), which are the record owners of a combined total of 291,401 shares; and (ii) the Trust's former investment adviser, which is the record owner of 1,030 shares. On October 1, 1999, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the International Growth Portfolio.

  You are entitled to give instructions on how to vote the shares related to your investment interests in the International Growth Portfolio. Each full share has one vote, and each fractional share has a proportionate fractional vote. If you submit a properly executed voting instruction form, but do not include voting instructions, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (together, "Allmerica") will vote the shares "FOR" the proposal. Allmerica will vote shares for which it does not receive properly executed instruction forms in the same proportion as it votes shares for which it does receive properly executed instruction forms.

  In order for your voting instructions to be effective, the Trust must receive them by the close of business on November 5, 1999. You may revoke your voting instructions any time before that date by providing written notice to the Secretary of the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653. The instruction form will not be voted if you are present at the meeting and elect to vote in person. Attendance at the meeting alone will not serve to revoke the voting instructions. Allmerica may vote in its discretion with respect to other matters not known to the Board of Trustees that may be presented at the meeting. This solicitation is being made by mail, but it may also be made by facsimile, telephone or personal interview. The International Growth Portfolio will bear the costs of this solicitation and the special meeting.

  The Trust will furnish you, upon request and without charge, a copy of the Trust's most recent annual report and semi-annual report to shareholders. Please write to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653, or call (800) 917-1909 to request a copy.

                                   PROPOSAL

         APPROVAL OR DISAPPROVAL OF A NEW PORTFOLIO MANAGER AGREEMENT
           UNDER WHICH BEE & ASSOCIATES INCORPORATED WOULD CONTINUE
                         TO SERVE AS PORTFOLIO MANAGER
                    FOR THE INTERNATIONAL GROWTH PORTFOLIO

 Background

  Bee & Associates Incorporated has served as Portfolio Manager of the International Growth Portfolio since the Portfolio commenced operations on March 26, 1996. Bruce B. Bee, the founder, President and co-owner of Bee & Associates, died unexpectedly on July 26, 1999. The federal securities laws require that when there are certain changes in ownership of a mutual fund's investment adviser or portfolio manager, the fund's agreement with that adviser or portfolio manager automatically ends. If the mutual fund wants that portfolio manager to continue to provide investment advisory services, the fund and the portfolio manager must enter into a new agreement. This federal securities law requirement was triggered with Mr. Bee's unexpected death because Mr. Bee was a co-owner of Bee & Associates. Therefore, the International Growth Portfolio's original Portfolio Manager Agreement with Bee & Associates (the "Old Agreement") ended on July 26, 1999. Since that time Bee & Associates has been allowed under federal regulations to continue serving on a temporary basis as Portfolio Manager of the International Growth Portfolio under the terms of the Old Agreement.

  At a Board meeting on September 15, 1999, the Trustees of the Trust unanimously approved a new Portfolio Manager Agreement (the "New Agreement") among Bee & Associates, the Trust and Allmerica Financial Investment Management Services, Inc. ("AFIMS"), 440 Lincoln Street, Worcester, MA 01653, the overall Manager of the Trust, subject to shareholder approval. The Trustees of the Trust recommend that you vote to approve the New Agreement. The New Agreement is substantially the same as the Old Agreement, except that the New Agreement includes a new benchmark to be used in calculating the advisory fee. The New Agreement uses the Morgan Stanley EAFE Small Cap Index as the Portfolio's performance benchmark, whereas the Old Agreement uses the Morgan Stanley EAFE Index. The reasons for this change are discussed below under "Change in the Benchmark". A copy of the New Agreement is attached to this Proxy Statement as Exhibit A.

 Board Consideration

  When the Trustees met to consider the New Agreement, a representative from Bee & Associates made a presentation to the Board and the Trustees were provided with materials about Bee & Associates, its investment philosophy, current personnel and other clients, along with comparative expense and performance data. The Board considered the fact that the firm's performance record had improved in 1999 compared to 1998. The Trustees noted that Bee & Associates had given assurances that, despite the loss of Mr. Bee, the firm would continue to provide the same level of advisory services and use the same investment strategies. The Board considered the terms of the New Agreement and the fact that it was substantially the same as the Old Agreement, with the exception of the performance benchmark. The Trustees also considered the proposed change in the benchmark and they concluded that the new benchmark more accurately reflected the Portfolio's investment strategy than the current benchmark. They also considered the fact that during the first year of the New Agreement the advisory fee would be based on the lower of two fee calculations, one using the new benchmark and the other using the current benchmark, and that AFIMS would continue the current expense limitation through at least December 31, 1999, which it had agreed to do under the Old Agreement. Finally, the Board considered the fact that the New Agreement had the same performance-based fee structure as under the Old Agreement. The Trustees concluded that entering into the New Agreement with Bee & Associates was in the best interest of the Portfolio and its investors. Accordingly, the Board voted unanimously to approve the New Agreement.

Information about Bee & Associates Incorporated

  Bee & Associates was founded in 1989 and is located at 370 17th Street, Suite 3560, Denver, Colorado 80202. The firm is registered as an investment adviser with the Securities and Exchange Commission and provides global equity expertise to foundations, endowments, retirement plan sponsors and individuals. As of June 30, 1999, Bee & Associates managed over $400 million in assets. After Mr. Bee's death in July 1999, Edward N. McMillan succeeded Mr. Bee as President and Chief Executive Officer. Adam D. Schor serves as Chief Investment Officer, and Jason P. Yee serves as Managing Director. At the time of his death, Mr. Bee owned approximately 51% of the firm's outstanding voting shares, and those shares are now part of his estate. Mr. McMillan currently owns the balance of the outstanding voting shares. Messrs. Schor and Yee own non-voting stock in the firm. Bee & Associates has a value driven, bottom-up approach to stock selection and portfolio construction. Emphasis is placed on finding businesses with market capitalization under $1 billion that are inexpensive relative to intrinsic value and have above average growth prospects. The firm relies on in-house fundamental analysis of data supplied by its global network of investment contacts.

  The table below lists the individuals who serve as directors or principal executive officers of Bee & Associates. The address for each individual is 370 17th Street--Suite 3560, Denver, Colorado 80202. None serves as an officer or Trustee of the Trust.

Name                       Position with Bee & Associates         Principal Occupation
----                       ------------------------------         --------------------
Edward N. McMillan...... President, Chief Executive Officer, President and Chief Executive
                          Director                            Officer--Bee & Associates
                                                              Incorporated
Adam D. Schor........... Chief Investment Officer            Chief Investment Officer--Bee &
                                                              Associates Incorporated
Jason P. Yee............ Managing Director                   Managing Director--Bee &
                                                              Associates Incorporated
Marshall F. Wallach..... Director                            Investment Banking

  No arrangements or understandings exist between AFIMS and Bee & Associates with respect to the composition of the board of directors of Bee & Associates or of the Board of Trustees of the Trust or with respect to the selection or appointment of any person to any office with either of them. All information about Bee & Associates has been provided by Bee & Associates.

Information about the New Portfolio Manager Agreement

  The Old Agreement was executed on October 12, 1995. The Trust's former investment adviser was replaced as a party to the Portfolio Manager Agreement with Bee & Associates by Substitution Agreement dated February 11, 1998. The Old Agreement was last approved by the Trustees, including the Trustees who were "non-interested," at a meeting of the Board of Trustees on August 17, 1999 to permit Bee & Associates to serve as Portfolio Manager on a temporary basis as allowed by federal regulation. The Old Agreement was approved by a vote of the Portfolio's sole shareholder prior to the commencement of operations in 1996.

  The New Agreement with Bee & Associates, which appears in full as attached Exhibit A, is substantially identical to the Old Agreement with that firm, with the exception of the performance benchmark, which is discussed under "Change in the Benchmark" below. The description of the New Agreement set forth in this statement is qualified in its entirety by reference to Exhibit A.

  The New Agreement provides generally that the Portfolio Manager will provide research services and make decisions about the securities in which the International Growth Portfolio will invest. The Portfolio Manager must make investment decisions for the International Growth Portfolio consistent with the Portfolio's investment objective and policies. The Portfolio Manager must comply with applicable laws and regulations. The Portfolio Manager must also provide information about Portfolio transactions to the Trust's custodian, and must provide information and reports to the Board of Trustees. The New Agreement specifies that the Portfolio Manager must pay its own expenses and salaries and fees of any officer or trustee of the Trust who is an officer, director, or employee of the Portfolio Manager. The Portfolio Manager does not otherwise have responsibility for the Trust's or the Portfolio's expenses. The New Agreement imposes liability on the Portfolio Manager for losses caused by the Portfolio Manager's breach of fiduciary duty (as limited by certain provisions of the federal securities laws); willful misfeasance, bad faith, or gross negligence by the Portfolio Manager; or reckless disregard by the Portfolio Manager of its obligations and duties under the agreement. The Trust may not recover from the Portfolio Manager for losses arising from other causes. The New Agreement will remain in force for two years from November 23, 1999 and then will continue in effect for successive periods of one year after that, but only so long as its continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Portfolio's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AFIMS or the Portfolio Manager, as defined under the Investment Company Act of 1940 (the "1940 Act"). The New Agreement may be terminated at any time by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' written notice, or by AFIMS or Bee & Associates, on 90 days' written notice. As required by the 1940 Act, the New Agreement will automatically terminate in the event of its assignment.

 Change in the Benchmark

  The New Agreement differs from the Old Agreement in one material respect. Under the Old Agreement, the relevant benchmark for comparing performance and computing the Portfolio Manager's compensation is the Morgan Stanley EAFE Index, which is an unmanaged index of European, Australian and Far East stocks. Under the New Agreement, the benchmark for the Portfolio would be changed to the Morgan Stanley EAFE Small Cap Index to more accurately reflect the investment strategy of the Portfolio Manager. The Morgan Stanley EAFE Small Cap Index, which was introduced in 1998, is an unmanaged index of European, Australian and Far East stocks having market capitalizations between $200 million and $800 million. On the other hand, the EAFE Index has an average market cap of more than $6 billion. As noted above, Bee & Associates emphasizes investment in companies with market capitalization under $1 billion. The securities in the International Growth Portfolio are generally small cap securities with an average market capitalization of $512 million as of September 14, 1999. The Trustees unanimously determined that it was appropriate to measure Bee & Associates' performance against the new benchmark.

 Advisory Fees

  The fee structure of the New Agreement is the same as under the Old Agreement (except for the change in performance benchmark discussed in the previous section). For the period beginning December 1, 1999 and ending November 30, 2000, the New Agreement provides for the payment of an advisory fee based on the lesser of two fee calculations, one using the new benchmark and the other using the current benchmark. The advisory fee schedule is explained in more detail below.

  AFIMS serves as the overall Manager of the Trust, including the International Growth Portfolio, and Bee & Associates, as Portfolio Manager, handles the day-to-day investment management of the International Growth Portfolio. For these services, the Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. The overall fee varies based on the performance of the Portfolio (after expenses) compared to that of the benchmark. The Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

  Performance-Based Fee. The International Growth Portfolio pays, at the end of each month, a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained below, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee equals one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of the benchmark over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance.

  Performance of both the Portfolio and the benchmark is calculated on a rolling 12-month period (i.e., the previous 12 months, including the month for which the fee is being calculated). The performance of the Portfolio is calculated by first determining the change in the Portfolio's net asset value per share during the period, assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time. No Incentive Fee will be paid unless the Portfolio's performance exceeds the benchmark by at least 3 percentage points. The maximum fee will be paid if performance is 7.5 percentage points higher than the benchmark. No fee will be paid at all if performance is 3 percentage points lower than the benchmark. The chart below further explains the Incentive Fee at various performance levels. The performance of the selected benchmark index is calculated as the sum of the change in the level of the index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the index accumulated to the end of the period, and then expressing that amount as a percentage of the index at the beginning of the period.

  The New Agreement provides that the Portfolio will pay at the end of November 1999 an advisory fee calculated in accordance with the Old Agreement for the period beginning November 23, 1999 and ending November 30, 1999. For the period beginning December 1, 1999 and ending November 30, 2000 the advisory fee will equal the lesser of two fees, one calculated using the current benchmark, the Morgan Stanley EAFE Index, and the other calculated using the new benchmark, the Morgan Stanley EAFE Small Cap Index. Beginning December 1, 2000, the fee will be calculated using only the new benchmark.

      Prcentage Point Differencee
       etween Performance of theB
 Interntional Growth Portfolio (net ofa
       expenses including Basic                                                Total
       ee and Incentive Fee) andF                       Total Basic Incentive Advisory
   Chane in Selected Benchmark Indexg                     Fee (%)    Fee (%)    Fee
--------------------------------------                  ----------- --------- --------
       +7.5 or greater.................................     2.0        2.0      4.0
       +6.0 or greater, but less than +7.5.............     2.0        1.5      3.5
       +4.5 or greater, but less than +6.0.............     2.0        1.0      3.0
       +3.0 or greater, but less than +4.5.............     2.0        0.5      2.5
       +1.5 or greater, but less than +3.0.............     2.0        0.0      2.0
       0.0 or greater, but less than +1.5..............     2.0       -0.5      1.5
       -1.5 or greater, but less than 0.0..............     2.0       -1.0      1.0
       -3.0 or greater, but less than -1.5.............     2.0       -1.5      0.5
       Less than -3.0..................................     2.0       -2.0      0.0

  Maximum Fee If Performance Is Negative. Notwithstanding the above schedule, if the absolute performance of the Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below. Under certain circumstances, the alternative monthly advisory fee would result in the Portfolio paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above.

   If the Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the benchmark by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by 12 percentage points but does exceed the benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of the Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the benchmark by 12 percentage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

  Size of Fee. The Basic Fee payable by the International Growth Portfolio is at a rate higher than the investment advisory fees paid by most other comparable mutual funds. If the International Growth Portfolio outperforms the Morgan Stanley EAFE Small Cap Index by three percentage points or more, the advisory fee payable by the International Growth Portfolio may further exceed those paid by other mutual funds. On the other hand, if the International Growth Portfolio underperforms the Morgan Stanley EAFE Small Cap Index, the advisory fee paid by the International Growth Portfolio may be less than those paid by other mutual funds. If, during the applicable performance period, the International Growth Portfolio underperforms the EAFE Small Cap Index by three or more percentage points, the International Growth Portfolio will not pay any advisory fee.

  1998 Advisory Fees. During the fiscal year ended December 31, 1998, the International Growth Portfolio accrued aggregate advisory fees of $1,485, including $1,188 which was paid to Bee & Associates for its advisory services to the Portfolio. Advisory fees were computed in 1998 in the same way as they will be computed under the New Agreement with Bee & Associates except that the New Agreement provides that the fee will be computed using the new performance benchmark, the Morgan Stanley EAFE Small Cap Index. If the advisory fees for 1998 were computed using the new performance benchmark, the aggregate amount of the investment advisory fees would have been approximately $25,000 (amount is estimated based on month-end calculations), or an increase of 1,550%.

  The following table describes the fees and expenses that investors in the International Growth Portfolio (i) actually paid in 1998 when advisory fees were computed using the old benchmark and (ii) would have paid in 1998 assuming advisory fees were computed using the new benchmark.

  The examples shown below can be used to compare the cost of investing in the Portfolio for the time periods indicated and then redeeming the entire investment at the end of those periods. Each example assumes that the investment earns a 5% return each year and that the Portfolio operating expenses remain the same. Actual costs may be higher or lower.

  Using Actual 1998 Management Fees Under Old Benchmark/1/

    Shareholder                                                Other/3/      Total Fund
  Fees (fees paid                                              Expenses       Expenses
   directly from           Management/2/    Distribution       (Before         (Before
  the Investment)               Fees        (12b-1) Fees     Limitation)     Limitation)
  ---------------          ------------     ------------     -----------     -----------
      None                    0.05%             None            5.09%           5.14%

  Example. A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the advisory fee in the above chart, and (3) redemption at the end of each time period.

      1 year               3 years                         5 years                         10 years
      ------               -------                         -------                         --------
      $514                 $1,539                          $2,561                           $5,104

  Using What the 1998 Management Fees Would Have Been Under New Benchmark/1/

    Shareholder                                                Other/3/      Total Fund
  Fees (fees paid                                              Expenses       Expenses
   directly from           Management/2/    Distribution       (Before         (Before
  the Investment)               Fees        (12b-1) Fees     Limitation)     Limitation)
  ---------------          ------------     ------------     -----------     -----------
      None                   0.87%/4/           None            5.09%           5.96%

  Example. A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the advisory fee in the above chart, and (3) redemption at the end of each time period.

      1 year               3 years                         5 years                         10 years
      ------               -------                         -------                         --------
      $593                 $1,762                          $2,909                           $5,682

--------

/1/Investors who purchase a variable insurance contract would pay fees and expenses which are in addition to the expenses of the Portfolio.

/2/The advisory fees in 1999 and future years may vary and could be any figure between 0.0% and 4.00% not just the specific figures shown.

/3/Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the investment manager of the Trust, has agreed to a voluntary expense limitation on the "other expenses" at an annual rate of 1.50% of average daily net assets for the International Growth Portfolio. AFIMS has agreed to keep this expense limitation in place through at least December 31, 1999. The Portfolio is obligated to reimburse AFIMS and its affiliates for expenses it has reimbursed under this and previous expense limitation arrangements. Limitations on this obligation are described in the Trust's prospectus.

/4/Estimate based on month-end calculations (rather than actual daily calculations).

Required Vote

  The Proposal will be adopted if it is approved by the vote of a majority of outstanding shares of the International Growth Portfolio. The 1940 Act defines a majority of outstanding shares of a Portfolio as the lesser of (1) a vote of 67% or more of the Portfolio's shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (2) a vote of more than 50% of all outstanding Portfolio shares.

  The Board recommends that you vote FOR this Proposal.

                                 MISCELLANEOUS

  Methods of Tabulation. Shares represented by voting instructions that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to any proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal.

  Broker Commissions. During the fiscal year ended December 31, 1998, no commissions were paid to brokers affiliated with Bee & Associates.

  Other Business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, voting instruction forms which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of Allmerica.

  Date for Receipt of Shareholders' Proposals for Subsequent Meeting of Shareholders. The Trust's Agreement and Declaration of Trust does not provide for regular annual meetings of shareholders, and the Trust does not currently intend to hold such meetings. Shareholder proposals for presentation for any subsequent meeting must be received by the Trust not less than 120 days prior to such meeting.

  Administrator and Independent Accountants. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, provides custody, transfer agency, fund accounting and administration services to the Trust. PricewaterhouseCoopers llp and its predecessor have served as independent accountants for the Trust since the Trust commenced operations in 1996. Representatives of PricewaterhouseCoopers llp are not expected to be present at the meeting.

  PLEASE EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          George J. Sullivan, Jr.
                                          Chairman and President

October 11, 1999
Worcester, MA

                                   EXHIBIT A

  The Portfolio Manager Agreement with Bee & Associates Incorporated discussed in the Proposal appears below.

                        INTERNATIONAL GROWTH PORTFOLIO
                          PORTFOLIO MANAGER AGREEMENT

  Agreement, made this 23rd day of November, 1999, among The Fulcrum Trust (the "Trust"), a Massachusetts business trust; Allmerica Financial Investment Management Services, Inc. (the "Manager"), a Massachusetts corporation; and Bee & Associates Incorporated (the "Portfolio Manager"), a Colorado corporation.

  WHEREAS, the Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Manager and the Portfolio Manager are both registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate portfolios with each such portfolio representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Manager has entered into a management agreement with the Trust, pursuant to which the Manager will provide, among other services, advice with respect to the selection and monitoring of portfolio managers to handle the day-to-day investment management of certain portfolios; and

  WHEREAS, the Portfolio Manager currently handles the day-to-day investment management of the International Growth Portfolio of the Trust (the "Portfolio") under a Portfolio Manager Agreement dated October 12, 1995 as modified by a Substitution Agreement dated February 11, 1998 (collectively, the "Old Bee Agreement"); and

  WHEREAS, the Trust Board voted to continue the Old Bee Agreement through November 23, 1999 under Rule 15a-4 under the 1940 Act; and

  WHEREAS the Trust, the Manager and the Portfolio Manager desire that the Portfolio Manager continue to handle the day-to-day investment management of the Portfolio with a change in the benchmark used for calculating the advisory fee.

  Therefore, the parties agree as follows:

  1. Appointment. The Trust hereby appoints the Portfolio Manager to provide investment advisory services with respect to the Portfolio for the period and on the terms set forth in this Agreement, subject to the direction of the Board of Trustees of the Trust (the "Board of Trustees"). The Portfolio Manager accepts such appointment and agrees to render the services described herein for the compensation provided in paragraph 13.

  2. Services of the Portfolio Manager.

  (a) Subject to the supervision of the Board of Trustees, the Portfolio Manager will provide day-to-day investment management of the Portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest. The Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Portfolio. The Portfolio Manager will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Trust's registration statement under the Securities Act of 1933 and the 1940 Act as filed with the Securities and Exchange Commission ("SEC") and amended from time to time (the "Registration Statement").

  (b) The Portfolio Manager will use reasonable efforts to manage the Portfolio so that it will (1) qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

  (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as any other investment advisory clients, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, including, but not limited to
Section 17(d) of the 1940 Act, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

  (d) In connection with the purchase and sale of securities for the Portfolio, the Portfolio Manager will arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian. The Portfolio Manager will provide to the Manager copies of the documents and information sent to the custodian and the Depository Trust Company as requested by the Manager.

  (e) The Portfolio Manager will assist the custodian or recordkeeping agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian or recordkeeping agent seeks assistance or review from the Portfolio Manager. The Portfolio Manager will monitor on a daily basis the determination by the custodian or recordkeeping agent for the Trust the value of portfolio securities and other assets of the Portfolio and the determination of net asset value of the Portfolio.

  (f) The Portfolio Manager shall regularly report to the Board of Trustees on the investment program for the Portfolio, and will furnish the Board of Trustees such periodic and special reports as the Board may reasonably request.

  (g) The Portfolio Manager shall make its officers and employees available to the Board of Trustees, officers of the Trust, and officers of the Manager for consultation and discussions regarding the investment program for the Portfolio.

  3. Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Registration Statement. Subject to the Registration Statement and such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion.

  4. Employees. In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no employee of the Portfolio
Manager:

    (a) has been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or

    (b) has been found by any state regulatory authority, within the last ten
  (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

    (c) has been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit, or knowing misrepresentation; or

    (d) is ineligible by reason of Section 9 of the 1940 Act to serve as an employee of an investment adviser to an investment company.

  5. Conformity with Applicable Law. The Portfolio Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement and with the instructions and directions of the Board of Trustees and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

  6. Exclusivity. The services of the Portfolio Manager under this Agreement are deemed exclusive with respect to managing a registered investment company (or portfolio thereof) (1) which serves as the underlying investment vehicle for variable life insurance policies and/or variable annuity contracts and (2) which pays its adviser(s) fees based on investment performance ("performance-based fees"). As long as this Agreement is in effect, neither the Portfolio Manager nor its affiliates may serve as an investment adviser to or investment manager of a registered investment company (or portfolio thereof) (1) which serves as the underlying investment vehicle for variable life insurance policies and/or variable annuity contracts and (2) which pays performance-based fees to some or all of its advisers. The services of the Portfolio Manager under this Agreement are also deemed exclusive with respect to managing a registered investment company (or portfolio thereof) (1) which serves as the underlying investment vehicle for variable life insurance policies and/or variable annuity contracts and (2) shares of which are purchased by one or more of its advisers. As long as this Agreement is in effect, neither the Portfolio Manager nor its affiliates may serve as an investment adviser to or investment manager of a registered investment company (or portfolio thereof) (1) which serves as the underlying investment vehicle for variable life insurance policies and/or variable annuity contracts and (2) shares of which are purchased by one or more of its advisers. Notwithstanding the foregoing exclusivity, nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from engaging in the following activities, provided that the Portfolio Manager's services to the Portfolio are not impaired thereby: (1) serving as investment adviser to or investment manager of a registered investment company (or portfolio thereof) which does not serve as the underlying investment vehicle for variable life insurance policies and/or variable annuity contracts; or (2) serving as investment adviser to or investment manager of a registered investment company (or portfolio thereof) which does not pay any of its advisers a performance-based fee and shares of which are not purchased by one or more of its advisers, whether or not it serves as the underlying investment vehicle for variable life insurance policies and/or variable annuity contracts.

  7. Documents. The Trust has delivered copies of each of the following documents to the Portfolio Manager and will deliver to it all future amendments and supplements thereto, if any:

    (a) the Trust's Declaration of Trust and its by-laws;

    (b) the Registration Statement; and

    (c) the prospectus and statement of additional information of the Trust as currently in effect and as amended and supplemented from time to time.

  8. Records. The Portfolio Manager agrees to maintain and to preserve records relating to the Trust as required by the 1940 Act. The Portfolio Manager further agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records upon request.

  9. Disclosure by Portfolio Manager. The Portfolio Manager will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as required to carry out its duties as investment adviser or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

  10. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current version of the Trust's prospectus and statement of additional information and represents and warrants that, with respect to the disclosure relating to the Portfolio Manager, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940 and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

  11. Compliance. The Portfolio Manager agrees that it shall immediately notify the Manager and the Trust in the event that:

    (a) the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or

    (b) the Portfolio Manager has a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; or

    (c) the Portfolio Manager has a reasonable basis for believing that the Portfolio has ceased to comply or might not comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder; or

    (d) the Portfolio Manager has become aware of a material fact that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or that any statement contained therein that has become untrue or misleading in any material respect.

  12. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it in connection with its activities under this Agreement, including all rent and other expenses involved in providing office space and equipment required by the Portfolio Manager and the salaries and expenses of all personnel of the Portfolio Manager. The Portfolio Manager further agrees to pay all salaries, fees and expenses of any officer or trustee of the Trust who is an officer, director or employee of the Portfolio Manager or any of its affiliates. Nothing in this Agreement shall require the Portfolio Manager to bear the following expenses:

    (a) Fees of the Manager;

    (b) Charges for audits by the Trust's independent public accountants;

    (c) Charges of the Trust's transfer agent, registrar, and/or dividend disbursing agent;

    (d) Charges of the Trust's custodian and/or accountant;

    (e) Costs of obtaining quotations for calculating the value of each Portfolio's net assets;

    (f) Costs of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, or employees of the Portfolio Manager or any of its affiliates;

    (h) Taxes levied against the Trust;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

    (j) Costs, including the interest expense, of borrowing by the Trust;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses, reports, proxy statements and other communications by the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates representing shares of the Trust;

    (n) Trustees' fees and expenses of Trustees who are not officers, directors, or employees of the Portfolio Manager or any affiliates;

    (o) Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Membership dues for any association of which the Trust is a member;

    (q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings, other claims against the Trust (unless the Portfolio Manager is responsible for such expenses under paragraph 14 of this Agreement), and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect to such claims; and

    (r) Organizational and offering expenses of the Trust and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

 13. Compensation.

  (a) For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Trust will pay the Portfolio Manager 80% of the advisory fee as determined by this Agreement. The Trust will pay the other 20% to the Manager.

  (b) For the period beginning with November 23, 1999 and ending with November 30, 1999, the Portfolio will pay at the end of November 1999, an advisory fee calculated in accordance with the Old Bee Agreement.

  (c) For the period beginning with December 1, 1999 and continuing through the remainder of the term of this Agreement, the Portfolio will pay at the end of each month, an advisory fee (the "Monthly Advisory Fee"). The Monthly Advisory Fee equals the Basic Fee (as defined in paragraph 13(d) below) plus the Incentive Fee (as defined in paragraph 13(e) below) and adjusted, if so required, by paragraph 13(h) or paragraph 13(i) below.

  (d) The Basic Fee equals one-twelfth of 2% multiplied by the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  (e) The Incentive Fee equals: (i) one-twelfth of the Annual Incentive Fee set forth in the chart below based on the difference between the Performance of the Portfolio and the Performance of the Benchmark, as those terms are defined in paragraphs 13(f) and 13(g) below; (ii) multiplied by the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  Percentage Point Difference
   Between Performance of the                                        Annual
         Portfolio and                                            Incentive Fee
  Performance of the Benchmark                                         (%)
  ----------------------------                                    -------------
    +7.5 or greater..............................................      2.0%
    +6.0 or greater, but less than +7.5..........................      1.5
    +4.5 or greater, but less than +6.0..........................      1.0
    +3.0 or greater, but less than +4.5..........................      0.5
    +1.5 or greater, but less than +3.0..........................      0.0
    0.0 or greater, but less than +1.5...........................     -0.5
    -1.5 or greater, but less than 0.0...........................     -1.0
    -3.0 or greater, but less than -1.5..........................     -1.5
    Less than -3.0...............................................     -2.0

  (f) The Performance of the Portfolio will be calculated by first determining the change in the Portfolio's net asset value per share during the previous twelve months (including the month for which the fee is being computed) assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time. The Performance of the Portfolios shall be calculated in accordance with SEC rules.

  (g) The Performance of the Benchmark will be calculated by first determining the change in the level of the Benchmark during the previous twelve months (including the month for which the fee is being computed) plus the value of any cash dividends or distributions made by the companies whose securities comprise the Benchmark accumulated to the end of the period, and then expressing this amount as a percentage of the Benchmark at the beginning of the period. The Performance of the Benchmark shall be calculated in accordance with SEC rules. The Benchmark is the Morgan Stanley EAFE Small Cap Index. If the Benchmark ceases to be published, changes in any material respect or otherwise becomes impracticable to use for purposes of the Incentive Fee, the Monthly Advisory Fee will equal the Basic Fee (with no incentive adjustment) until such time as the Board of Trustees approves a substitute Benchmark.

  (h) Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative and does not exceed the Performance of the Benchmark by six percentage points, then the Monthly Advisory Fee will equal zero. Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, exceeds the Performance of the Benchmark by six percentage points, but does not exceed the Performance of the Benchmark by twelve percentage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 1% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated). Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative and exceeds the Performance of the Benchmark by twelve percentage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 2% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  (i) Notwithstanding paragraphs 13(a)--13(h) above, for the period beginning with December 1, 1999 and ending with November 30, 2000, the Monthly Advisory Fee will equal the lesser of the Monthly Advisory Fee calculated pursuant to paragraphs 13(a)--13(h) above or the Old Bee Agreement.

  14. Liability and Indemnification. The Portfolio Manager, the Manager and the Trust each may rely on information reasonably believed by it to be accurate and reliable. The Portfolio Manager shall not be liable to the Trust or its shareholders for any loss suffered by the Trust as the result of any negligent act or error of judgment of the Portfolio Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach by the Portfolio Manager of its fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Trust shall indemnify the Portfolio Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Portfolio Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Portfolio Manager shall indemnify the Trust and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Trust resulting from
(i) a breach by the Portfolio Manager of its fiduciary duty with respect to compensation for services paid by the Trust (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act); (ii) willful misfeasance, bad faith or gross negligence by the Portfolio Manager in the performance of its duties under this Agreement; or (iii) reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

  15. Continuation and Termination. This Agreement shall take effect on the date first written above, and shall continue in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees; or (ii) by vote of a majority of the outstanding voting shares of the Portfolio; provided, further, in either event that continuance is also approved by the vote of a majority of the Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or the Portfolio Manager cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated (i) by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees or by a vote of a majority of the outstanding voting shares of the Portfolio, on sixty (60) days' written notice to the Manager and the Portfolio Manager, (ii) by the Manager at any time, without the payment of any penalty, on ninety (90) days' written notice to the Trust and the Portfolio Manager, or (iii) by the Portfolio Manager at any time, without the payment of any penalty, on ninety (90) days' written notice to the Trust and the Manager. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

  16. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

  17. Use of Name. It is understood that the words "Fulcrum Fund," "Fulcrum Trust," any derivative thereof and any design associated with those words (collectively, the "Words and Designs") are the valuable property of the Manager, and that the Portfolio Manager shall have the right to use the Words and Designs only with the approval of the Manager. Upon termination of this Agreement, the Portfolio Manager shall promptly discontinue all use of the Words and Designs.

  18. Sales Literature. The Manager agrees to furnish to the Portfolio Manager all sales literature which refers to the Portfolio Manager prior to use thereof and not to use such sales literature if the Portfolio Manager reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Portfolio Manager by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

  19. Notice. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if sent by first class mail or delivered to the Trust at 440 Lincoln Street, Worcester, Massachusetts, 01653, or at such other address or to such individual as shall be specified by the Trust (with proper notice to the Manager and the Portfolio Manager). Notices of any kind to be given to the Manager shall be in writing and shall be duly given if sent by first class mail or delivered to the Manager at 440 Lincoln Street, Worcester, Massachusetts, 01653, or at such other address or to such individual as shall be specified by the Manager (with proper notice to the Trust and the Portfolio Manager). Notices of any kind to be given to the Portfolio Manager shall be in writing and shall be duly given if sent by first class mail or delivered to Bee & Associates Incorporated, 370 17th Street, Suite 5150, Denver, Colorado 80202, or at such other address or to such individual as shall be specified by the Portfolio Manager (with proper notice to the Trust and the Manager).

  20. Obligation. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

  21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

  22. Applicable law. This Agreement shall be governed by the laws of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

  23. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

  24. Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                                          The Fulcrum Trust


                                          By:
-------------------------------------         ---------------------------------
Witness

                                          Allmerica Financial Investment
                                          Management Services, Inc.



                                          By:
-------------------------------------         ---------------------------------
Witness


                                          Bee & Associates Incorporated


                                          By:
-------------------------------------         ---------------------------------
Witness

                            Voting Instruction Form
         For The Special Meeting Of Shareholders Of The Fulcrum Trust
                               November 10, 1999

                        INTERNATIONAL GROWTH PORTFOLIO

John Doe
123 Main Street
New York, NY 10001

Contract No: _________

Dear Contract Owner:

Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (together, "Allmerica") and the Board of Trustees of The Fulcrum Trust (the "Trust") solicit your voting instructions and recommend a vote "FOR" the Proposal below. Allmerica will vote the appropriate number of The International Growth Portfolio shares pursuant to the instructions you give. If you sign and return this instruction form but do not make a choice, Allmerica will vote "FOR".

Allmerica - for the purpose of voting on the Proposal in the agenda set forth in the Notice and Proxy Statement Concerning the Special Meeting of Shareholders of The Fulcrum Trust at the special shareholder meeting to be held on November 10, 1999 or at any adjournment - is hereby instructed to vote The International Growth Portfolio shares as to which I am entitled to give instructions as follows:


PROPOSAL Approval of Portfolio Manager Agreement with Bee & Associates Incorporated

FOR                   __
AGAINST               __
ABSTAIN               __


PLEASE MARK YOUR CHOICE LIKE THIS:   X

SIGNATURE____________________DATE__________

SIGNATURE____________________DATE__________

Please sign your name as it appears on the top of this instruction card. If you own a contract jointly, each owner should sign. If a contract is held in a fiduciary capacity, the fiduciary should sign and indicate his or her fiduciary capacity.

Dear Contract Owner:

  The Fulcrum Trust (the "Trust") will hold a special meeting of shareholders on November 10, 1999.

  The attached Notice and Proxy Statement concerning the special meeting discuss the single proposal to be considered at the meeting--approval of a new Portfolio Manager Agreement with Bee & Associates Incorporated ("Bee & Associates") as Portfolio Manager of The International Growth Portfolio of the Trust. The Board of Trustees of the Trust has approved the new Portfolio Manager Agreement with Bee & Associates. The Board now submits the new Portfolio Manager Agreement with Bee & Associates for your consideration and recommends that you vote "FOR" approval of the agreement.

  Because the proposal affects only The International Growth Portfolio, only contract owners such as you whose contracts hold an interest in the International Growth Portfolio will vote on the proposal. You are entitled to provide instructions on how to vote the number of shares of the International Growth Portfolio held as of the close of business on September 22, 1999.

  Please take a few minutes to consider this matter and then exercise your right to give your instructions by completing, dating and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience.

  If you have any questions about these materials, please contact your financial adviser or Allmerica Financial at (800) 917-1909.

                                          George J. Sullivan, Jr.
                                          Chairman and President

October 11, 1999